ALLEVIATE Phase 3 Allergic Conjunctivitis Top-Line Results March 2019 Nasdaq: ALDX ©Aldeyra Therapeutics, Inc. 2019 Exhibit 99.1

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Many AC patients make significant sacrifices due to lack of drug activity AC patients experience symptoms throughout all decades of adult life 20s AC 40s 60s 80s Large Disease Burden Allergic Conjunctivitis: A Common Disease with Unmet Medical Need Under-served Patient Population 20% globally 20% or more of the global population suffers from allergic conjunctivitis (AC) annually, and prevalence is increasing Comorbidities with AC are common, including ocular conditions such as dry eye disease AC may limit patient quality of life, affecting daily activities and psychosocial function Antihistamines are not effective in an estimated 24% of treated AC patients 24% 2% 2% or more of AC patients have severe conditions and may be steroid-dependent Source: Aldeyra internal estimates based on primary and secondary market research; published literature Up to 30 million of AC sufferers in the U.S. do not respond adequately to or are dissatisfied with antihistamines 30 million

Allergic Conjunctivitis Impairs Many Aspects of Daily Life Patient associations with AC: “It affects me every day. …Family members say my eyes look awful and are so bloodshot. It's worst in the early fall and late spring…” - AC patient Many AC patients also experience dry eye disease symptoms Diagnosed DED No DED Symptoms Undiagnosed DED symptoms Of patients feel that AC affects quality of life DED = Dry eye disease AC = Allergic conjunctivitis Source: Aldeyra primary market research

Positive ALLEVIATE Phase 3 Allergic Conjunctivitis Clinical Trial Results Reproxalap: A Novel Drug Candidate for the Treatment of Ocular Inflammation Primary and key secondary endpoints achieved for 0.25% and 0.5% concentrations: Statistically significant improvement vs. vehicle (p < 0.0001 and p = 0.0025, respectively) on primary endpoint of ocular itch score area under the curve from 10-60 minutes after allergen challenge Statistically significant improvement vs. vehicle (p = 0.0005 and p = 0.0169, respectively) on key secondary responder analysis of two-point improvement in ocular itch score (0-4 scale) No observed safety or tolerability concerns In second half of 2019, Aldeyra plans to discuss with regulatory authorities the ALLEVIATE results and ongoing method development studies to confirm remaining clinical requirements for a potential New Drug Application submission Expected to advance 0.25% reproxalap concentration 0.25% reproxalap is the same concentration in Phase 3 clinical program for dry eye disease, an underserved disease that is frequently co-morbid with allergic conjunctivitis

Novel Mechanism of Action has the Potential to Provide Differentiated Activity Versus Antihistamines Reproxalap has the potential to be uniquely effective in post-histaminic allergy, which affects all allergic conjunctivitis patients Histaminic Phase Post-Histaminic Phase (Cells, cytokines, and other RASP-stimulated factors) Reproxalap Activity Antihistamine Activity Allergen 0 10 20 30 40 50 60 Minutes Following Single Exposure to Allergen RASP = Reactive Aldehyde Species Illustrative only, based on published literature and internal estimates

ALLEVIATE Phase 3 Allergic Conjunctivitis Clinical Trial Design Phase 3 Conjunctival Allergen Challenge Trial Primary objective: Evaluate efficacy of reproxalap ophthalmic solutions (0.25% & 0.5%) compared to vehicle for the treatment of ocular itching associated with acute allergic conjunctivitis Inclusion/exclusion highlights: Positive history of ocular allergies and positive skin test reaction to a seasonal allergen Positive bilateral conjunctival allergen challenge (CAC) ocular itch score (0-4 scale) reaction of ≥2.5 for itching and ≥2 for redness within 10 min of allergen instillation at first baseline visit Positive bilateral CAC reaction for at least two out of first three time points following challenge at second baseline visit Endpoints: Ocular itch score area under the curve (primary) Two-point responder comparison (key secondary) to assess clinical relevance Reproxalap Administration Allergen Challenge Patient Reported Itch Assessment -10 10 20 30 40 50 60 Time (in minutes) Reproxalap 0.25% (N = 109) Vehicle (N = 109) Reproxalap 0.5% (N = 100)

Improvement in itch score over one hour after allergen exposure statistically greater for reproxalap vs. vehicle ALLEVIATE Primary Endpoint Achieved For Both Concentrations of Reproxalap Source: ALLEVIATE allergic conjunctivitis Phase 3 clinical trial results; Ocular itch scale 0 (no itch) to 4 (incapacitating itch) Area Under the Curve: Ocular Itch Score (0-4) 10 to 60 Minutes After Allergen Challenge SEM = Standard error of the mean

ALLEVIATE Key Secondary Endpoint Achieved For Both Concentrations of Reproxalap Generalized estimating equation analysis Source: ALLEVIATE allergic conjunctivitis Phase 3 clinical trial results p = 0.0005 for 0.25% reproxalap p = 0.0169 for 0.5% reproxalap Probability of Two-Point Response: Ocular Itch Score (0-4) Clinically significant two-point improvement of ocular itch response rate with reproxalap statistically superior to vehicle, supporting the clinical relevance of the primary endpoint improvement

In ALLEVIATE, Reproxalap Was Statistically Superior to Vehicle in Achieving Complete Resolution of Ocular Itch Probability of Therapeutic Cure (Zero Itch) Post-Allergen Challenge: Complete resolution of ocular itch (zero itch score) response rate with reproxalap statistically superior to vehicle, confirming clinical relevance of drug-mediated improvement p = 0.0006 for 0.25% reproxalap p = 0.0045 for 0.5% reproxalap Generalized estimating equation analysis Source: ALLEVIATE allergic conjunctivitis Phase 3 clinical trial results

Topical Ocular Reproxalap: No Observed Safety Concerns and Generally Well Tolerated in ALLEVIATE Now administered to over 700 patients across seven completed clinical trials No observed safety or tolerability concerns No adverse events other than mild, transient instillation site irritation, consistent with prior reproxalap clinical trials No observed findings on safety assessments: Visual Acuity (ETDRS chart) Intraocular pressure (contact tonometry) Slit lamp biomicroscopy Dilated fundoscopy Source: ALLEVIATE allergic conjunctivitis Phase 3 clinical trial results

Planned Phase 3 Allergic Conjunctivitis Program Remaining clinical requirements for potential New Drug Application submission expected to be confirmed H2 2019, following discussion with regulatory authorities Aldeyra is conducting clinical method development studies to assess the feasibility of measuring ocular itching following environmental exposure to allergen Environmental (outdoor) exposure Chamber (controlled environment) exposure Expected to advance 0.25% reproxalap 0.25% reproxalap is the same concentration in Phase 3 clinical program for dry eye disease, an underserved condition that is frequently co-morbid with allergic conjunctivitis Contingent on funding, clinical results, regulatory review, and other factors. ALLEVIATE Phase 3 Phase 3 Safety Study Phase 3 Design to be confirmed Results March 2019 NDA Allergic Conjunctivitis Phase 3 Clinical Program Type C FDA Meeting

Active in post-histaminic allergy Clinically significant and durable symptom response in Phase 3 clinical trial Reproxalap: A Unique and Novel Product Candidate for Allergic Conjunctivitis and Dry Eye Disease Allergic Conjunctivitis Dry Eye Disease Reproxalap Reproxalap in Allergic Conjunctivitis Parallel Development in AC and DED Reproxalap in Dry Eye Disease Both patients and physicians have a strong desire for better treatments for AC and DED No drug approved has indications for both the treatment of allergic conjunctivitis and for dry eye disease DED = Dry eye disease AC = Allergic conjunctivitis Early and consistent symptom and sign improvements in Phase 2b clinical trial Broad symptom and sign improvements in Phase 2b clinical trial Observed improvements in AC Phase 3 clinical trial and DED Phase 2b clinical trial

ALLEVIATE Phase 3 Parallel Allergic Conjunctivitis and Dry Eye Disease Phase 3 Clinical Programs Support Potential Concurrent NDA Filings Adaptive DED Phase 3 (Part 1) Adaptive DED Phase 3 (Part 2) Confirmatory DED Phase 3 Expected initiation H1 2019 Phase 3 DED Safety Study Phase 3 AC Safety Study AC Phase 3 Design to be confirmed Dry Eye Disease Adaptive Phase 3 Clinical Program Allergic Conjunctivitis Phase 3 Clinical Program Type C FDA Meeting DED = Dry eye disease AC = Allergic conjunctivitis NDA Results March 2019 Contingent on funding, clinical results, regulatory review, and other factors.

Anticipated Milestones Anticipated Milestones Allergic Conjunctivitis Dry Eye Disease Late-Stage Development for Allergic Conjunctivitis and Dry Eye Disease Initiated reproxalap ALLEVIATE Phase 3 clinical trial in allergic conjunctivitis April 2018 Positive reproxalap ALLEVIATE Phase 3 clinical trial results March 2019 Initiated reproxalap Phase 2b clinical trial in dry eye disease January 2018 Reproxalap dry eye disease Phase 3 clinical trial program initiation H1 2019 *Contingent on regulatory review, clinical results and other factors Positive reproxalap Phase 2b clinical trial results September 2018 Remaining clinical requirements for potential New Drug Application to be confirmed H2 2019* New

Deep and Innovative Pipeline Focused on Immune-Mediated Diseases

Disease Area	Compound	[Mechanism]	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Next Anticipated Milestone
Ocular Diseases	Reproxalap	[RASP]	Dry Eye Disease			✓ ✓		Phase 3-Part 1 initiation H1 2019
			Allergic Conjunctivitis			✓ ✓	✓	
			Noninfectious Anterior Uveitis			✓		Phase 3 results H2 2019
	ADX-2191	[DHFR]	Proliferative Vitreoretinopathy					Phase 3-Part 1 initiation H2 2019
	ADX-103	[RASP]	Retinal Disease					Phase 1/2 initiation 2020
	Undisclosed		Ocular Inflammation	*Research Collaboration (undisclosed)*				
Systemic Diseases	Reproxalap	[RASP]	Sjögren-Larsson Syndrome			✓		Phase 3-Part 1 results H2 2019
	ADX-1612	[Hsp90]	PTLD					Phase 2 initiation 2019
			Mesothelioma			✓		Phase 2 initiation 2019
			Ovarian Cancer			*Investigator-Sponsored Trial*		
	ADX-629	[RASP]	Autoimmune Disease					Phase 1 initiation H2 2019
	ADX-1615	[Hsp90]	Autoimmune Disease / Cancer					
	Undisclosed	[RASP]	Systemic Inflammatory Disease	*Research Collaboration* janssen				

RASP = Reactive Aldehyde Species Inhibitor
DHFR = Dihydrofolate Reductase Inhibitor
Hsp90 = Heat Shock Protein 90 Inhibitor
PTLD = Post-Transplant Lymphoproliferative Disorder

✓ = Positive Phase 2/3 clinical trial data reported in 2016-2019
Trial initiations contingent on funding, regulatory review, and other factors

ALDEYRA THERAPEUTICS

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Three Mechanisms of action in development Eight Successful Phase 2/3 Clinical Trials 2016-2019 Phase 2/3 count includes mesothelioma investigator-sponsored trial; Phase 3 trials contingent on funding, regulatory review, and other factors. Five Phase 3 Clinical Programs Ongoing or Expected to Initiate